================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of report (date of earliest event reported):  January 30, 2002


                        FIRST INTERSTATE BANCSYSTEM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           MONTANA                        33-64304               81-0331430
-------------------------------          -----------         -------------------
(State or other jurisdiction of          (Commission           (IRS Employer
 incorporation or organization)           File No.)          Identification No.)


                       401 NORTH 31ST STREET, BILLINGS, MT
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (406) 255-5390
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

     Item 1.    Not Applicable.

     Item 2.    Not Applicable.

     Item 3.    Not Applicable.

     Item 4.    Not Applicable.

     Item 5.    Other Events and Regulation FD Disclosure.

                On January 30, 2002, First Interstate BancSystem, Inc. issued its fourth quarter 2001 performance report and shareholders' letter ("Shareholders' Letter") to holders of common stock of the Company as of January 30, 2002.

                Certain statements contained in the Shareholders' Letter constitute "forward-looking statements" that involve risk and uncertainties. The Company wishes to caution readers that the following factors, among others, may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include general economic and business conditions in those areas in which the Company operates, credit quality, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans and changes in governmental regulations. These and other risk factors are set forth from time to time in the Company's reports filed with the Securities and Exchange Commission.

                The Shareholders' Letter is attached as Exhibit 99 to this Current Report on Form 8-K.

     Item 6.    Not Applicable.

     Item 7.    Financial Statements and Exhibits.

                (a)  Not Applicable.

                (b)  Not Applicable.

                (c)  Not Applicable.

     Item 8.    Not Applicable.

     Item 9.    Not Applicable.

                                    SIGNATURE

              Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  January 30, 2002

                                       FIRST INTERSTATE BANCSYSTEM, INC.



                                       By: /s/ THOMAS W. SCOTT
                                           -------------------------------------
                                           Thomas W. Scott
                                           Chief Executive Officer